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                                                                    EXHIBIT 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Franklin D. Brown, Chtef Executive Officer of Endologix, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbsnes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

              (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

              (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002                   By:  /s/ Franklin D. Brown
                                              ----------------------------------
                                               Franklin D. Brown
                                               Chief Executive Officer